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                                                                  EXHIBIT 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS



        We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-8 (Nos. 2-96564, 33-10035 and 33-41709) of Datum Inc. of our report dated March 11, 1996 appearing on page F-1 of this Form 10-K.



/s/ PRICE WATERHOUSE LLP
------------------------
    PRICE WATERHOUSE LLP


Costa Mesa, California
March 26, 1996